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                                    GE FUNDS

                       Supplement Dated December 16, 2002
                      To Prospectus Dated January 29, 2002



     At a meeting held on December 12, 2002, the GE Funds' Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for the GE Europe Equity Fund, GE High Yield Fund and GE S&P 500 Index Fund (together, the "Funds") pursuant to which the Funds will be liquidated and their assets distributed on a pro rata basis to shareholders. Liquidation of the Funds is expected to occur on or around February 28, 2003.

     The GE Funds' Board of Trustees also approved the closing of the Funds to new purchases and incoming exchanges effective December 23, 2002, except as otherwise provided.

     Participants of defined contribution plans (such as a 401K plan) may continue to purchase shares of the Funds through their retirement plan until either the Fund(s) are no longer an investment option within their retirement plan or the Fund's liquidation date, whichever is earlier. In addition, GE LifeStyle Funds that invest a portion of their assets in the GE High Yield Fund as a part of their asset allocation strategies may continue to purchase shares of the GE High Yield Fund after December 23, 2002.

     Even after the Funds are closed to new investments, shareholders will be permitted to exchange their shares of the Funds for shares of the other available GE Funds, or to redeem their shares of the Funds, as provided in the GE Funds Prospectus.

     For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Funds' liquidation date.

     For those shareholders who have elected to invest in the Funds through a systematic investment plan or payroll deduction, those programs will be terminated as of December 20, 2002.